UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                                   ----------

                                February 28, 2003
                                 Date of Report
                        (Date of earliest event reported)

                      Shenandoah Telecommunications Company
             (Exact name of registrant as specified in its charter)

           Virginia                      0-9881                 54-1162807
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

P.O. Box 459
Edinburg, VA                                                        22824
(Address of principal executive office)                           (Zip code)

       Registrant's telephone number, including area code: (540) 984-4141

Item 2. Acquisition or Disposition of Assets

      On February 28, 2003, Shenandoah Mobile Company ("SMC"), a wholly-owned subsidiary of Shenandoah Telecommunications Company (the "Registrant"), completed the sale of SMC's general partner interest in the Virginia 10 RSA Limited Partnership, a Virginia limited partnership (the "Partnership"), to Cellco Partnership d/b/a Verizon Wireless (the "Purchaser"). On that date, the Registrant filed with the Securities and Exchange Commission a Current Report on Form 8-K which included a copy of the press release announcing completion of the sale.

      The Partnership is the sole holder of a cellular license granted by the Federal Communications Commission for the Virginia 10 B2 Rural Service Area #690. The Partnership operates a cellular network under this license, covering approximately 198,000 people in Frederick, Shenandoah, Page, Warren, Clarke, and Rappahannock counties of Virginia.

      The Purchaser paid a total purchase price of approximately $37 million in cash for SMC's general partner interest, of which $5 million was paid into escrow under the terms of the purchase agreement as security for SMC's post-closing indemnification obligations under the purchase agreement. In addition to the purchase price, the Purchaser paid to SMC at closing approximately $1.7 million for SMC's share of the estimated working capital of the Partnership as of the closing date. This estimate is subject to adjustment after the closing date when final working capital amounts have been determined. The purchase price was established on the basis of arms-length negotiations between unrelated parties. The Registrant will recognize a taxable gain as a result of the sale.

Item 7. Financial Statements and Exhibits

      (b)   Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial statements are filed with this report:

      Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2002

      Pro Forma Condensed Consolidated Statement of Income:

           Year Ended December 31, 2001
           Nine Months Ended September 30, 2002
           Notes to Pro Forma Condensed Consolidated Financial Statements

      The following pro forma condensed consolidated balance sheet as of September 30, 2002 and pro forma condensed consolidated statements of income for the year ended December 31, 2001 and nine months ended September 30, 2002 are adjusted to reflect the sale by SMC of its interest in the Partnership to the Purchaser, as of the dates indicated. The pro forma condensed consolidated financial statements are unaudited, except for the information of the Registrant for the year ended December 31, 2001, which is derived from the Registrant's audited consolidated financial statements for such period.

      The pro forma balance sheet gives effect to the Transaction as though it had occurred on September 30, 2002, and the pro forma condensed consolidated statements of income give effect to the Transaction as though it had occurred as of the beginning of the periods presented. The Registrant believes that, on the basis of the assumptions set forth herein, the pro forma condensed consolidated


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


financial statements reflect a reasonable estimate of the effects of the Transaction. In accordance with Securities and Exchange Commission policy governing pro forma financial statements, no pro forma interest income is recognized in the pro forma consolidated statements of income for funds assumed invested in cash investments.

      The pro forma statements are for illustrative purposes only and are not necessarily indicative of the financial position or results of operations that would actually have occurred if the Transaction had taken place on the applicable dates or for the periods indicated or that may occur in the future.

      The pro forma condensed consolidated financial statements should be read in conjunction with previously filed consolidated financial statements and accompanying notes of the Registrant contained in its Annual Report on Form 10-K for the year ended December 31, 2001, and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002. The notes to the pro forma consolidated financial statements are an integral part thereof.

SHENANDOAH TELECOMMUNICATIONS COMPANY AND SUBSIDIARIES
CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
    September 30, 2002
    (unaudited)

                                                                   Divested
                                                   Historical    Partnership     Pro forma        Pro forma
                                                   9/30/2002     Interest (a)   Adjustments       9/30/2002
                                                   ---------     ------------   -----------       ---------
                                                                        In thousands
Assets
  Current assets
       Cash                                        $   2,450          (301)       33,482(b)       $  35,631
       Accounts receivable                            10,925        (2,788)                           8,137
       Inventories                                     1,840           (27)                           1,813
       Other current assets                            1,666           (22)                           1,644
                                                   ---------        ------        ------          ---------
  Total current assets                                16,881        (3,138)       33,482             47,225

  Other assets
       Investments                                     7,568            --                            7,568
       Other assets                                    4,228            --         5,000(c)           9,228
                                                   ---------        ------        ------          ---------
  Total other assets                                  11,796            --         5,000             16,796

  Property, plant and equipment                      193,013        (5,876)           --            187,137
       Accumulated depreciation                      (57,564)        3,094            --            (54,470)
                                                   ---------        ------        ------          ---------
  Net property plant and equipment                   135,449        (2,782)           --            132,667

                                                   ---------        ------        ------          ---------
  Total assets                                     $ 164,126        (5,920)       38,482          $ 196,688
                                                   =========        ======        ======          =========

Liabilities and Shareholders' equity
  Current liabilities
       Current maturities                          $   4,428            --                        $   4,428
       Notes payable                                   4,661            --                            4,661
       Accounts payable                                4,522          (171)                           4,351
       Other accruals and liabilities                  7,015          (380)       12,350(d)          18,985
                                                   ---------        ------        ------          ---------
  Total current liabilities                           20,626          (551)       12,350             32,425

  Long-term debt                                      48,724            --            --             48,724

  Other liabilities                                   15,960            --         3,950(e)          19,910

  Minority interest                                    1,790        (1,790)                              --

  Shareholders equity                                 77,026        (3,579)       22,182(f)          95,629

                                                   ---------        ------        ------          ---------
  Total liabilities and shareholders' equity       $ 164,126        (5,920)       38,482          $ 196,688
                                                   =========        ======        ======          =========

See accompanying notes.

SHENANDOAH TELECOMMUNICATIONS COMPANY AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
Year Ended December 31, 2001
in thousands, except per share amounts
          (unaudited)

                                                                         Divested       Pro forma      Pro forma
                                                      Historical       Operations(g)   Adjustments    Dec. 31, 2001
                                                      ----------       -------------   -----------    -------------
Operating revenues:
                     Wireless                          $ 56,144           $20,012          170(h)       $ 36,302
                     Wireline                            27,468                 0           14(h)         27,482
                     Other                                5,103                 0                          5,103
                                                       --------           -------          ---          --------
     Total operating revenues                            88,715            20,012          184            68,887
                                                       --------           -------          ---          --------

Operating expenses:
     Cost of goods and services                           7,612               220                          7,392
     Network operating costs                             29,949             3,194                         26,755
     Depreciation and amortization                       11,834               571                         11,263
     Selling, general and administrative                 17,558               689                         16,869
                                                       --------           -------          ---          --------
     Total operating expenses                            66,953             4,674            0            62,279
                                                       --------           -------          ---          --------
     Operating income                                    21,762            15,338          184             6,608
                                                       --------           -------          ---          --------

Other income (expense):
     Interest expense                                    (4,127)                0                         (4,127)
     Net gain (loss) on investments                      12,943                 0                         12,943
     Non-operating income, net                              281                16            0               265
                                                       --------           -------          ---          --------
                                                          9,097                16                          9,081
                                                       --------           -------          ---          --------
Income before income taxes and minority interest         30,859            15,354          184            15,689
Minority interest                                         4,526             4,526                              0
                                                       --------           -------          ---          --------

Income tax provision (benefit)                            9,961             4,150           72(i)          5,883
                                                       --------           -------          ---          --------
Continuing operations(k)                                 16,372             6,678          112             9,806
                                                       ========           =======          ===          ========

Income per share from continuing operations:
    Basic income per share:
    Income from continuing operations                  $   4.35                                         $   2.61
                                                       ========                                         ========

Weighted average shares outstanding                       3,761                                            3,761
                                                       ========                                         ========
    Diluted Income per share:
    Income from continuing operations                  $   4.34                                         $   2.60
                                                       ========                                         ========

Weighted average shares, diluted                          3,774                                            3,774
                                                       ========                                         ========

See accompanying notes.

SHENANDOAH TELECOMMUNICATIONS COMPANY AND SUBSIDIARIES
PRO FROMA CONSOLIDATED STATEMENT OF INCOME
Nine months ended September 30, 2002
in thousands, except per share amounts
         (unaudited)

                                                                            Divested        Pro forma          Pro forma
                                                         Historical       Operations(g)    Adjustments       Sep. 30, 2002
                                                         ----------       -------------    -----------       -------------
Operating revenues:
                     Wireless                             $ 57,009           $15,670          150(h)           $ 41,489
                     Wireline                               21,428                 0           11(h)             21,439
                     Other                                   4,734                 0                              4,734
                                                          --------           -------          ---              --------
     Total operating revenues                               83,171            15,670          161                67,662

Operating expenses:
     Cost of goods and services                              7,346                78                              7,268
     Network operating costs                                25,446             1,731                             23,715
     Depreciation and amortization                          11,040               448                             10,592
     Selling, general and administrative                    19,107               485                             18,622
                                                          --------           -------          ---              --------
     Total operating expenses                               62,939             2,742            0                60,197
                                                          --------           -------          ---              --------
     Operating income                                       20,232            12,928          161                 7,465

Other income (expense):
     Interest expense                                       (3,177)                0                             (3,177)
     Net gain (loss) on investments                         (9,594)                0                             (9,594)
     Non-operating income, net                                 141                 3                                138
                                                          --------           -------          ---              --------
                                                           (12,630)                3            0               (12,633)
                                                          --------           -------                           --------
Income before income taxes and minority interest             7,602            12,931          161                (5,168)
Minority interest                                            3,879             3,879                                  0
                                                          --------           -------          ---              --------

Income tax provision (benefit)                               1,457             3,530           63(i)             (2,010)
                                                          --------           -------          ---              --------
Continuing operations (k)                                 $  2,266             5,522           98              $ (3,158)
                                                          ========           =======          ===              ========

Income (loss) per share:
    Basic income (loss) per share:
    Income (loss) from continuing operations              $   0.60                                             $  (0.84)
                                                          ========                                             ========

Weighted average shares outstanding, basic                   3,768                                                3,768
                                                          ========                                             ========
    Diluted Income (loss) per share:
    Income (loss) from continuing operations              $   0.60                                             $  (0.84)
                                                          ========                                             ========

Weighted average shares, diluted                             3,794                            (26)(j)             3,768
                                                          ========                            ===              ========

See accompanying notes.


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

SHENANDOAH TELECOMMUNICATIONS COMPANY AND SUBSIDIARIES
   NOTES TO PRO FORMA STATEMENTS

      (a) The proforma adjustments are to eliminate the assets, liabilities, minority intererests, and equity of the Virginia RSA 10 Limited Partnership consolidated in the Company's September 30,2002 Condensed Consolidated Balance Sheet.

      (b) To record the initial purchase price of $38.7 million, less the $5.0 million held in escrow and the costs incurred to complete the transaction of $0.2 million. The purchase price includes $1.7 million for working capital, which will be adjusted after the financial statements are finalized.

      (c)   To record the escrow funds as a long-term receivable.

      (d)   To record the current taxes payable on the portion of cash received.

      (e) To record the deferred portion of taxes payable based on the escrowed cash, net of the deferred taxes previously recorded.

      (f) To record the gain on the sale of the partnership interest, net of the tax effect.

      (g) To eliminate the revenues and expenses of the divested partnership entity.

      (h) To reflect additional revenues to the divested partnership, previously recorded as intercompany.

      (i)   To reflect the tax impact on the additional revenues in (h).

      (j) Because the pro forma income statement reflects a net loss from continuing operations for the nine months ended September 2002, the diluted income (loss) per share is the same as basic income (loss) per share since including any potentially dilutive securities would be antidilutive to the net loss per share from continuing operations.

      (k)   Excludes the gain on the sale of the partnership interest.


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

      (c) Exhibits.

          Exhibit No.                        Description
          -----------                        -----------

             10.1 Partnership Interest Purchase Agreement dated as of November 21, 2002 among Shenandoah Mobile Company, Shenandoah Telecommunications Company and Cellco Partnership d/b/a/ Verizon Wireless. Filed as Exhibit
                        10.1 to the Company's Current Report on Form 8-K filed on November 25, 2002 and incorporated herein by reference.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SHENANDOAH TELECOMMUNICATIONS COMPANY
                                        (Registrant)


March 17, 2003                          /s/ LAURENCE F. PAXTON
                                        --------------------------
                                        Laurence F. Paxton
                                        Vice President-Finance


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